UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 25, 2006

LSB INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 South Pennsylvania, Oklahoma City, Oklahoma	73107
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(405) 235-4546

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01             Other Events.

On May 25, 2006, LSB Industries, Inc. (the "Company") issued a press release announcing that its subsidiary, ThermaClime, Inc., is redeeming all $6.3 million, plus accrued interest, of its outstanding 10 3/4% Senior Notes due 2007 (the "Notes"), that are not held by the Company. ThermaClime is not redeeming the $7.0 million of the Notes held by the Company. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01             Financial Statements and Exhibit

                             (c) Exhibits.        99.1 Press Release dated May 25, 2006.

                                                                                                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2006.

                                                                                                                    LSB INDUSTRIES, INC.

                                                                                                                    By: /s/ Tony Shelby
                                                                                                                          Tony Shelby
                                                                                                                          Executive Vice President-
                                                                                                                        Chief Financial Officer